UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 20, 2004

PRIMAL SOLUTIONS, INC.

(Exact name of registrant as specified in its chapter)

Delaware	333-46494	36-4170318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18881 Von Karman Avenue Suite 500 Irvine, California 92612
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 20, 2004, Todd R. Taylor, Chief Financial Officer and Vice President of Finance and Administration of Primal Solutions, Inc. (the “Company”), announced his resignation.  Mr. Taylor’s resignation will become effective on October 15, 2004.  The Company has initiated the process to identify a successor to Mr. Taylor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2004	PRIMAL SOLUTIONS, INC.

	By:	/s/ Joseph R. Simrell

Joseph R. Simrell

Chief Executive Officer

Primal Solutions, Inc.  •  18881 Von Karman Avenue, Suite 500  •  Irvine, CA  92612

949. 260. 1500  •  949. 260. 1515 fax  •  www.primal.com